SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|X| Definitive  Additional  Materials
|_| Soliciting Material Pursuant to Rule 14a(11)(c) or Rule 14a-12

                      ATLANTIC GULF COMMUNITIES CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:(1)
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         4) Proposed maximum aggregate value of transaction:
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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:
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         2) Form, Schedule or Registration Statement No.:
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         3) Filing Party:
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         4) Date Filed:


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(1)   (Set forth the amount on which the filing fee is calculated and state how it was determined)

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ATLANTIC GULF
COMMUNITIES

                                                          2601 S. Bayshore Drive
                                                           Miami, FL 33133-5461
                                                               305-859-4000

                               IMPORTANT REMINDER
                               ------------------


June 10, 1997


Fellow Shareholder:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Atlantic Gulf Communities to be held on Monday, June 23, 1997.

         According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. Please take a moment to sign and date the enclosed duplicate proxy card and promptly return it in the envelope provided for your convenience. If you already have already done so, we thank you and ask you to disregard this reminder.

         For the reasons set forth in the Proxy Statement dated May 21, 1997, your Board of Directors recommends that you vote "FOR" the proposals on the agenda.

         Thank you for your cooperation and continued support.

                                      Sincerely,



                                      /s/ J. LARRY RUTHERFORD
                                      ---------------------------
                                          J. Larry Rutherford
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER